Exhibit 10.106
EXECUTION VERSION
EXCHANGE IMPLEMENTATION AGREEMENT
This EXCHANGE IMPLEMENTATION AGREEMENT, dated as of December 31, 2021 (this “Agreement”), by and among Tango Holdings, Inc., a Delaware corporation (to be renamed Apollo Global Management, Inc., the “Issuer”), the Apollo Principal Entities (as defined herein), APO Corp. (as defined herein), AP Professional Holdings, L.P., a Cayman Islands exempted limited partnership (together with any successor thereto, “AP Professional”), BRH Holdings, L.P., a Cayman Islands exempted limited partnership (together with any successor thereto, “BRH Holdings”), and each person listed on Schedule A hereto (each, a “Participant”). Capitalized terms herein have the meanings set forth in Section 1 hereto.
RECITALS
WHEREAS, each Participant has a pecuniary interest in certain AOG Units;
WHEREAS, at the Sale Effective Time, such number of Purchased AOG Units over which each Participant has a pecuniary interest will be sold to APO Corp., a Delaware corporation (“APO Corp.”) for an aggregate amount (as set forth opposite such Participant’s name on Schedule A attached hereto) in cash equal to the product of (a) $3.66 multiplied by (b) the number of such Participant’s Total Participant Units, to be paid over a period of three years in equal quarterly installments in accordance with this Agreement (each such sale, a “Sale” and the payment of such aggregate amount in cash to each Participant, a “Payment”);
WHEREAS, in accordance with that certain Governance Term Sheet, dated March 8, 2021 (the “Governance Term Sheet”), by and among Leon Black, Marc Rowan, Joshua Harris and Apollo Global Management, Inc. (to be renamed Apollo Asset Management, Inc., “AAM”), the Total Participant Units other than the Purchased AOG Units (the “Exchanged AOG Units”) will be exchanged at the Exchange Effective Time for a number of shares of common stock of the Issuer equal to the Total Participant Units (the “Exchange”);
WHEREAS, the Issuer, Green Merger Sub, Inc., a Delaware corporation (“Green Merger Sub”), Blue Merger Sub, Ltd., a Bermuda exempted company limited by shares (“Blue Merger Sub”), and certain other persons, intend to participate in a tax-deferred exchange pursuant to Section 351 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (and any comparable, similar or analogous provisions of state, local, or foreign income tax law) (such transaction, the “Tango Reorganization”);
WHEREAS, the Issuer, AAM, Athene Holding Ltd, a Bermuda exempted company (“Athene”), Green Merger Sub, and Blue Merger Sub are parties to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated March 8, 2021, pursuant to which, concurrently with the Tango Reorganization, (a) Green Merger Sub will merge with and into AAM , with AAM surviving (the “AGM Merger”) and (b) Blue Merger Sub will merge with and into Athene, with Athene surviving (the “Athene Merger”);

WHEREAS, upon consummation of the AGM Merger and the Athene Merger, the Issuer shall become the parent entity of AAM and Athene;
WHEREAS, the parties hereto intend that the Exchange be integrated as part of the Tango Reorganization and treated as part of a tax-deferred exchange pursuant to Section 351 of the Code (and any comparable, similar or analogous provisions of state, local, or foreign income tax law);
WHEREAS, the parties hereto desire to enter into this Agreement to implement, effect and memorialize the Exchanges by each Participant and the Payments to each Participant; and
WHEREAS, the Conflicts Committee of the board of directors of AAM has reviewed and approved this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
Section 1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings specified in this Section 1.
“AAM” has the meaning set forth in the recitals hereto.
“Agreement” has the meaning set forth in the preamble hereto.
“AOG Units” means limited partnership interests, limited liability company interests or other equity interests in the Apollo Principal Entities.
“AP Limited Partner” means each of the entities listed on Schedule B hereto.
“AP Professional” has the meaning set forth in the preamble hereto.
“AP Professional Partnership Agreement” means the Third Amended and Restated Exempted Limited Partnership Agreement of AP Professional dated as of July 29, 2020, as may be amended, supplemented or restated from time to time.
“APH I” has the meaning set forth in Stockholders Agreement.
“APH III” has the meaning set forth in Stockholders Agreement.
“APH XI” has the meaning set forth in Stockholders Agreement.
“APO Corp.” has the meaning set forth in the recitals hereto.
“Apollo Principal Entities” means, collectively, APH I, APH II, APH III, APH IV, APH V, APH VI, APH VII, APH VIII, APH IX, APH X, APH XII, and AMH Cayman (each as defined in the Stockholders Agreement).

“Apollo Principal Operating Agreement” means, as of any date, collectively, the limited partnership agreement or the limited liability company agreement, as applicable, of each Apollo Principal Entity, as each may be amended, supplemented or restated from time to time.
“BRH Holdings” has the meaning set forth in the Recitals hereto.
“BRH Holdings Partnership Agreement” means the Second Amended and Restated Exempted Limited Partnership Agreement of BRH Holdings dated as of July 29, 2020, as may be amended, supplemented, or restated from time to time.
“BRH Limited Partner” means each of Leon Black, LDB 2014 LLC, Heritage Trust, MJR Foundation LLC, RWNM AOG Holdings and MJH Partners II LLC.
“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies are authorized or obligated by law, regulation or executive order to close in New York.
“Cayman Islands Exempted Limited Partnership Act” means the Exempted Limited Partnership Law (as revised) of the Cayman Islands, as the same may be amended from time to time.
“Code” has the meaning set forth in the Recitals hereto.
“Certificate of Incorporation” means the certificate of incorporation of the Issuer, as it may be amended, supplemented, restated or otherwise modified from time to time.
“Delaware Arbitration Act” has the meaning set forth in Section 7(h)(v).
“Exchange” has the meaning set forth in the recitals hereto.
“Exchange Agreement” means that certain Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020, among the Issuer, the Apollo Principal Entities and the Apollo Principal Holders that are party thereto as has been amended, modified or the terms there of have been waived from time to time.
“Exchange Effective Time” means such time on January 1, 2022, immediately following the consummation of the later to occur of the Athene Merger and the AGM Merger.
“Exchange Shares” means, with respect to each Participant, the shares of common stock, par value $0.00001, of the Issuer for which the relevant Exchanged AOG Units are exchangeable in the applicable Exchange in accordance with the terms of this Agreement, which shall be equal in number to the number of Total Participant Units held by such Participant and be of equivalent value to such Exchanged AOG Units (as reasonably determined, as of the Sale Effective Time, by the Issuer and APO Corp. on the basis of information provided by a nationally recognized valuation firm and set forth in the books and records of the Issuer and APO Corp.).
“Exchanged AOG Units” has the meaning set forth in the recitals hereto.
“Governance Term Sheet” has the meaning set forth in the recitals hereto.
“Issuer” has the meaning set forth in the preamble hereto.
“Participant” has the meaning set forth in the preamble hereto.
“Payment” has the meaning set forth in the recitals hereto.
“Payment Date” means each of January 1, 2022, March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024.
“Payment Installment Amount” means, with respect to each Participant, an amount in cash equal to the result of (a) $3.66, multiplied by (b) the aggregate number of such Participant’s Total Participant Units, divided by (c) thirteen (13), as set forth opposite such Participant’s name on Schedule A attached hereto.
“Purchased AOG Units” means, with respect to each Participant, an equal number of (i) APH I limited partnership interests and (ii) APH III limited partnership interests, each constituting a component of the same number of such Participant’s Total Participant Units, which shall be of equivalent value to the Payment made to such Participant, as reasonably determined, as of the Sale Effective Time, by APO Corp. on the basis of information provided by a nationally recognized valuation firm and set forth in the books and records of APO Corp.
“Sale” has the meaning set forth in the recitals hereto.
“Sale Effective Time” has the meaning set forth in Section 3(a).
“Stockholders Agreement” means that certain Stockholders Agreement, dated as of January 1, 2022, among the Issuer, Leon D. Black, LDB 2014 LLC, Heritage Trust, Marc J. Rowan, MJR Foundation LLC, MJR Foundation Holdings LLC, RWNM AOG Holdings LLC, Joshua J. Harris and MJH Partners Holdings II LLC.
“Tango Reorganization” has the meaning set forth in the recitals hereto.
“Total Participant Units” means, with respect to each Participant, the total number of AOG Units over which such Participant had a pecuniary interest as of 11:56 p.m. Eastern Standard Time on December 31, 2021, as set forth opposite such Participant’s name on Schedule A attached hereto.

Section 2.Distribution of Transferred Interests.
(a)AP Professional Distribution.
(i)Distribution. As of 11:57 p.m. Eastern Standard Time on December 31, 2021, AP Professional declares and approves, and distributes, assigns, transfers, conveys and delivers, all right, title and interest in the AOG Units held by AP Professional to the AP Limited Partners pro rata on the basis of each AP Limited Partner’s allocable ownership percentage in AP Professional as a redemption in full of each AP Limited Partner’s allocable ownership percentage in AP Professional. Each AP Limited Partner assumes and accepts the AOG Units distributed by AP Professional to such AP Limited Partner.
(ii)Admittance and Joinder. At the time of the distribution referenced in Section 2(a)(i), each Apollo Principal Entity admits, and the general partner or managing member of each Apollo Principal Entity, as applicable, consents to and shall cause to be admitted, each AP Limited Partner to the respective Apollo Principal Entity, including by effecting the appropriate recordation in the respective Apollo Principal Operating Agreement and any other applicable books and records of such Apollo Principal Entity. Each AP Limited Partner joins, and agrees to be bound by and subject to the applicable terms and conditions of, each respective Apollo Principal Operating Agreement (as a limited partner or member thereunder, as applicable) as though an original party thereto.
(b)BRH Distribution.
(i)Distribution. As of immediately following the consummation of the steps referenced in Section 2(a)(i), but no later than 11:58 p.m. Eastern Standard Time on December 31, 2021, BRH Holdings declares and approves, and distributes, assigns, transfers, conveys and delivers, all right, title and interest in and to the AOG Units it received from AP Professional to each BRH Limited Partner pro rata on the basis of each BRH Limited Partner’s allocable partnership interest in BRH Holdings as a redemption in full of such BRH Limited Partner’s allocable partnership interest in BRH Holdings. Each BRH Limited Partner assumes and accepts the AOG Units distributed by BRH to such BRH Limited Partner.
(ii)Admittance and Joinder. At the time of the distribution referenced in Section 2(b)(i), each Apollo Principal Entity admits, and the general partner or managing member of each Apollo Principal Entity, as applicable, consents to and shall cause to be admitted, each BRH Limited Partner to the respective Apollo Principal Entity in substitution for BRH Holdings, including by effecting the appropriate recordation in the respective Apollo Principal Operating Agreement and any other applicable books and records of such Apollo Principal Entity. Each BRH Limited Partner joins, and agrees to be bound by and subject to the applicable terms and conditions of, each respective Apollo Principal Operating Agreement (as a limited partner or member thereunder, as applicable) as though an original party thereto.

Section 3.The Sales and Payments.
(a)As of immediately following consummation of the transactions referenced in Section 2, but no later than 11:59 p.m. Eastern Standard Time on December 31, 2021 (the “Sale Effective Time”), in exchange for the Payment set forth in Section 3(b), each Participant hereby sells, transfers, conveys, assigns and delivers to APO Corp., and APO Corp. hereby purchases, receives, assumes and accepts, free and clear of any liens, claims and encumbrances, all right, title and interest in and to the Purchased AOG Units held by such Participant.
(b)In consideration for the transactions set forth in Section 3(a) with respect to the applicable Participant, APO Corp. hereby unconditionally promises to pay, and shall pay, on each Payment Date, the applicable Payment Installment Amount to such Participant (or any person who such Participant has designated in writing to the Issuer at least ten (10) Business Days prior to such Payment Date). If any Payment Date shall not be a Business Date, the applicable Payment Installment Amount shall be paid on the next succeeding Business Day with the same force and effect as if made on that Payment Date.
(c)The obligation to make the Payment shall be an unsecured obligation of APO Corp., subordinated in right of payment to indebtedness and any preferred stock of the Issuer and its subsidiaries, and will not bear interest.
(d)The parties agree that the Payments shall constitute a contractual obligation of APO Corp. that is senior to any payment obligations of APO Corp. in respect of its common stock, shall be fully enforceable in accordance with each Participant’s contractual rights and remedies under this Agreement and shall not entitle the Participants to any rights of an equityholder of APO Corp.
Section 4.The Exchanges.
(a)Transfer of Exchanged AOG Units. At the Exchange Effective Time, each Participant transfers, conveys and surrenders all right, title and interest in and to all of its Exchanged AOG Units to the Issuer, and the Issuer receives and accepts all right, title and interest in and to such Exchanged AOG Units and, in furtherance of such transfer, directs the Participant to deliver or cause to be delivered such Exchanged AOG Units in consideration for the substantially simultaneous issuance of the applicable Exchange Shares to the Participant by the Issuer as set forth in paragraph (b) below.
(b)Transfer of Exchange Shares At the Exchange Effective Time, the Issuer issues, transfers, conveys and surrenders all right, title and interest in and to the Exchange Shares issuable to the Participant in respect of its Exchanged AOG Units, and the Participant receives, assumes and accepts all right, title and interest in and to such Exchange Shares, free and clear of any liens, claims and encumbrances, in consideration for the substantially simultaneous transfer and surrender by the Participant to the Issuer of the Exchanged AOG Units as set forth in paragraph (a) above.
(c)Admittance and Joinder; Recordation of Issuances. Issuer. The Issuer confirms that the issuances of Exchange Shares contemplated by this Section 4 are permitted under the Certificate of Incorporation of the Issuer and agrees to cause such issuances to be appropriately recorded in the books and records of the Issuer, including any transfer register maintained by its transfer agent.
(ii)    Apollo Principal Entities. Each Apollo Principal Entity shall effect, and the general partner or managing member of each Apollo Principal Entity, as applicable, shall consent to and shall cause to be effected, the appropriate recordation in the respective Apollo Principal Operating Agreement and any other applicable books and records of such Apollo Principal Entity to reflect the transfer of the respective AOG Units underlying such Exchanged AOG Unit and such Purchased AOG Unit in a manner consistent with the transactions described herein.
Section 5.Termination of Exchange Agreement; Dissolutions.
(a)Termination of Exchange Agreement. Effective as of immediately prior to the Exchange Effective Time, each of the Apollo Principal Entities, APH XI and AP Professional, as the holder of the majority of the interests of the AOG Units, hereby terminate and cancel the Exchange Agreement, and upon such termination and cancellation, all of the respective rights, benefits, liabilities and obligations of the parties under the Exchange Agreement will be immediately and automatically terminated and cancelled and of no further force and effect.
(b)Dissolutions.
(i)Each of the BRH Limited Partners hereby acknowledges, agrees and consents to (i) the dissolution, winding-up and liquidation of BRH Holdings as soon as practicable following the consummation of the transactions contemplated by Section 2 hereof and (ii) the taking by the General Partner (as defined in the BRH Holdings Partnership Agreement) of all actions in furtherance thereof, in each case, in accordance with and subject to the terms of the BRH Holdings Partnership Agreement and the Cayman Islands Exempted Limited Partnership Act.
(ii)Each of the AP Limited Partners hereby acknowledges, agrees and consents to (i) the dissolution, winding-up and liquidation of AP Professional as soon as practicable following the consummation of the transactions contemplated by Section 2 hereof and (ii) the taking by the General Partner (as defined in the AP Professional Partnership Agreement) of all actions in furtherance thereof, in each case, in accordance with and subject to the terms of the AP Professional Partnership Agreement and the Cayman Islands Exempted Limited Partnership Act.
Section 6.Tax Matters.
(a)Intended Tax Treatment. The parties hereto intend that (i) the distributions referenced in Section 2 constitute a tax-deferred transaction described in Section 731 of the Code (and any comparable, similar or analogous provisions of state, local, or foreign income tax law), (ii) the Sale referenced in Section 3 constitutes a sale of an interest in a partnership as described under Sections 741 and 1001 of the Code (and any comparable, similar or analogous provisions of state, local, or foreign income tax law) and (iii) each of the Exchanges referenced in Section 4 and the Athene Merger be integrated as part of the Tango Reorganization and treated as part of a tax-deferred exchange pursuant to Section 351 of the Code (and any comparable, similar or analogous provisions of state, local, or foreign income tax law) (the “Intended Tax Treatment”).
(b)Consistent Treatment. Each party hereto agrees that it shall not take any position on any tax return (or otherwise) or take any other action with respect to taxes contrary to the Intended Tax Treatment (except to the extent required by a “determination” within the meaning of Section 1313(a) of the Code (and any comparable, similar or analogous provision of state, local, or non-U.S. law)).
(c)Withholding. The Issuer, APO Corp. and each of the Apollo Principal Entities, as applicable, shall be entitled to deduct or withhold from any amounts owing under this Agreement any federal, state or local or non-U.S. withholding taxes (including any related interest, penalties and additions to tax) imposed with respect to the Participants ownership interest in, or disposition of, the AOG Units. Any such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person with respect to which such deduction and withholding was made, provided that, the parties acknowledge that no such deduction or withholding will be required for federal (and, as applicable, state and local) income tax purposes if the Participants properly comply with their obligation set forth in Section 6(d). In the event the Issuer, APO Corp., or any of the Apollo Principal Entities, as applicable, does not make such deduction or withholding of taxes (including any related interest, penalties, and additions to tax) on behalf of the Participants, the Participants, as applicable, shall indemnify the Issuer, APO Corp. and the Apollo Principal Entities for any amounts paid with respect to any such deduction or withholding.
(d)Tax Certificates. Each Participant shall deliver to the Issuer, APO Corp. or any of the relevant Apollo Principal Entities, as applicable, a duly completed and executed IRS Form W-9 upon execution of this Agreement.
(e)Tax Reporting. The Issuer hereby agrees to use commercially reasonable efforts to assist the general partner of each of BRH Holdings and AP Professional to furnish, consistent with past practice, to each Participant (1) to the extent required by applicable law, a copy of the U.S. Internal Revenue Service Schedule K-1 issued by such entity, and any comparable statements required by applicable U.S. state or local law, and (2) any other reasonable tax reporting information within its possession, or which it is able to produce or cause to be produced using commercially reasonable efforts, for purposes of allowing such partners to prepare and file their own U.S. federal, state, or local income tax returns, including in connection with the Sale and/or the Exchanges.
(f)Valuation. As soon as practicable after the date hereof, the Issuer and APO Corp. shall engage a nationally recognized valuation firm to conduct a valuation exercise with respect to the Purchased AOG Units and the Exchanged AOG Units and the results of such exercise shall be recorded and reflected in the books and records of the Issuer and APO Corp. Based on the results of such exercise, the Issuer and

APO Corp. shall adjust, in the books and records of the Issuer and APO Corp., the number of Total Participant Units that constitute Purchased AOG Units and Exchanged AOG Units for purposes of this Agreement; provided, that in no event, shall such adjustment result in any change to the aggregate number of Total Participant Units being sold, purchased or exchanged by each Participant or the aggregate number of Exchange Shares issued to each Participant, in each case, pursuant to this Agreement.
Section 7.Miscellaneous.
(a)Further Assurances. It is the express intention of each of the parties hereto that the provisions set forth in Sections 1 through 4 hereto be sufficient to allow for the consummation of the Exchanges at the Exchange Effective Time and the payment of the Payment Installment Amounts on each Payment Date. If the provisions of Sections 1 through 4 hereto are nonetheless insufficient to allow for the foregoing, then, solely to the extent necessary in order to allow such Exchanges or Payments to be effected, each of the parties hereto hereby (i) agrees to take, or to cause to be taken, such other actions, if any, as may be necessary to allow for the implementation of the Exchanges and the Payments and/or (ii) renders its affirmative consent to each and every other amendment, waiver and/or consent to and/or under each Apollo Principal Operating Agreement, solely to the extent (x) related to the technical exchange mechanics contemplated herein and (y) necessary to allow for the full and complete consummation of the Exchanges and Payments as expressly contemplated herein.
(b)Amendment. The provisions of this Agreement may be amended by the affirmative written consent of each of the parties hereto.
(c)Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 7(c)):
(i)If to the Issuer, any Apollo Principal Entity, or BRH Holdings, AP Professional, or APO Corp. to:
Apollo Global Management, Inc.
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention:     John J. Suydam, Esq.
E-mail:

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention:     Gregory A. Ezring, Esq.
        Catherine L. Goodall, Esq.
E-Mail:    gezring@paulweiss.com
cgoodall@paulweiss.com

(ii)If to a Participant, to the respective address for notice set forth next to such Participant’s name on Schedule C hereto.
(d)Binding Effect.
(i)This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.
(ii)Other than as expressly provided herein, nothing in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.
(e)Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
(f)Interaction. This Agreement and, solely with respect to Apollo and the Principals, the Governance Term Sheet constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.
(g)Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

(h)Submission to Jurisdiction: Waiver of Jury Trial.
(i)Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) calendar days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.
(ii)Notwithstanding the provisions of paragraph (i) the Issuer or any Participant may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (ii), each Participant and the Issuer (A) expressly consents to the application of paragraph (iii) of this Section 7(h) to any such action or proceeding, and (B) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate. Each party agrees that service of process on such party as provided in Section 7(c) shall be deemed effective service of process on such party.
(iii)EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 7(H), OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the forum designated by this paragraph (iii) has a reasonable relation to this Agreement, and to the parties’ relationship with one another.
(iv)The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 7(h) and such parties agree not to plead or claim the same.

(v)Notwithstanding any provision of this Agreement to the contrary, this Section 7(h) shall be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Delaware Uniform Arbitration Act (10 Del. C. § 5701 et seq.) (the “Delaware Arbitration Act”). If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Section 7(h), including any rules of the International Chamber of Commerce, shall be invalid or unenforceable under the Delaware Arbitration Act, or other applicable law, such invalidity shall not invalidate all of this Section 7(h). In that case, this Section 7(h) shall be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 7(h) shall be construed to omit such invalid or unenforceable provision.
(i)Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 7(i).
(j)Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).
(k)Obligations Several, Not Joint. The parties to this Agreement (each a “Party”) hereby acknowledge and agree that the obligations of each Party under this Agreement are several and not joint with the obligations of any other Party, and no Party shall be responsible in any way for the performance of the obligations of any other Party under this Agreement. Each Party shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Party to be joined as an additional party in any proceeding for such purpose.
* * * * *

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

TANGO HOLDINGS, INC.

By:    /s/ John J. Suydam
    John J. Suydam
President and Secretary

APO CORP.

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.
By: Apollo Principal Holdings I GP, LLC
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By: Apollo Principal Holdings II GP, LLC
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

[Signature Page to Exchange Implementation Agreement]

APOLLO PRINCIPAL HOLDINGS III, L.P.

By: Apollo Principal Holdings III GP, Ltd.
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By: Apollo Principal Holdings IV GP, Ltd.
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS V, L.P.

By: Apollo Principal Holdings V GP, LLC
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS VI, L.P.

By: Apollo Principal Holdings VI GP, LLC
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

[Signature Page to Exchange Implementation Agreement]

APOLLO PRINCIPAL HOLDINGS VII, L.P.

By: Apollo Principal Holdings VII GP, Ltd.
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS VIII, L.P.

By: Apollo Principal Holdings VIII GP, Ltd.
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS IX, L.P.

By: Apollo Principal Holdings IX GP, Ltd.
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS X, L.P.

By: Apollo Principal Holdings X GP, Ltd.
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

[Signature Page to Exchange Implementation Agreement]

APOLLO PRINCIPAL HOLDINGS XII, L.P.

By: Apollo Principal Holdings XII GP, LLC
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC
APOLLO PRINCIPAL HOLDINGS II GP, LLC
APOLLO PRINCIPAL HOLDINGS III GP, LTD.
APOLLO PRINCIPAL HOLDINGS IV GP, LTD.
APOLLO PRINCIPAL HOLDINGS V GP, LLC
APOLLO PRINCIPAL HOLDINGS VI GP, LLC
APOLLO PRINCIPAL HOLDINGS VII GP, LTD.
APOLLO PRINCIPAL HOLDINGS VIII GP, LTD.
APOLLO PRINCIPAL HOLDINGS IX GP, LTD.
APOLLO PRINCIPAL HOLDINGS X GP, LTD.
APOLLO PRINCIPAL HOLDINGS XII GP, LLC

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

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AMH HOLDINGS (CAYMAN), L.P.

By:    AMH Holdings GP, Ltd.
    its General Partner

By:     Apollo Management Holdings GP, LLC
    its Sole Director

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

AMH HOLDINGS GP, LTD.

By: Apollo Management Holdings GP, LLC
its Sole Director

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

AP PROFESSIONAL HOLDINGS, L.P.
By: BRH Holdings GP, Ltd.
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

BRH HOLDINGS, L.P.

By: BRH Holdings GP, Ltd.
its General Partner

By:    /s/ John J. Suydam
    John J. Suydam
    Vice President

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APOLLO PRINCIPAL HOLDINGS XI, LLC

By:    /s/ Seda Yalcinkaya
    Seda Yalcinkaya
    Manager

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

LEON D. BLACK

By:    /s/ Leon D. Black

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

LDB 2014 LLC

By:    /s/ Barry J. Cohen
    Name: Barry J. Cohen
    Title:    Manager

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

TRUSTEES OF THE HERITAGE TRUST

By:
    John Hannan, as Trustee

By:
    Richard Ressler, as Trustee

By:    /s/ Barry J. Cohen
    Barry J. Cohen, as Trustee

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

TRUSTEES OF THE HERITAGE TRUST

By:    /s/ John Hannan
    John Hannan, as Trustee

By:    /s/ Richard Ressler
    Richard Ressler, as Trustee

By:
    Barry J. Cohen, as Trustee

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

MJH PARTNERS II LLC
By: MJH Partners L.P., by MJH Family, LLC

By:    /s/ Joshua J. Harris
    Name: Joshua J. Harris
    Title:    Sole Member

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Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

MJR FOUNDATION LLC

By:    /s/ Marc J. Rowan
    Name: Marc J. Rowan
    Title:    Class A Managing Member

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Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

RWNM AOG HOLDINGS LLC

By: RWNM Series A Holdings LLC, its managing member
By: RWN Management, LLC, its sole member

By:    /s/ Marc J. Rowan
    Name: Marc J. Rowan
    Title:    Managing Member

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

ADA Partners, L.P.

By: ADA Partners GP, LLC, its general partner

By:    /s/ Andrew Africk
    Name: Andrew Africk
    Title:    Manager

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

BRT INVESTMENTS LLC

By:    /s/ Caryn Seldman Becker
    Name: Caryn Seldmen Becker
    Title:    Manager

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

THE BERG FAMILY TRUST

By:    /s/ Laurence M. Berg
    Name: Laurence M. Berg
    Title:    Trustee

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

THE A&L BERG IRREVOCABLE 2012 GIFT TRUST

By:    /s/ Laurence M. Berg
    Name: Laurence M. Berg
    Title:    Trustee

By:    /s/ Allison Berg
    Name: Allison Berg
    Title:    Trustee

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

GALT, REARDEN & SMITH, LP

By: GRS II, LLC, its General Partner

By:    /s/ Peter P. Copses
    Name: Peter P. Copses
    Title:    Manager

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

THE COPSES IRREVOCABLE LEGACY TRUST

By:    /s/ Peter P. Copses
    Name: Peter P. Copses
    Title:    Trustee

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

JOHN J. HANNAN

By:    /s/ John J. Hannan

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

THE KLEINMAN CHILDREN’S TRUST

By:    /s/ Alan Kleinman
    Name: Alan Kleinman
    Title:    Trustee

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Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

KRT DELAWARE LLC

By:    /s/ Scott Schneider
    Name: Scott Schneider
    Title:    Manager

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

AARON STONE 2021-A INVESTMENT TRUST

By:    /s/ Aaron J. Stone
    Name: Aaron J. Stone
    Title:    Trustee

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

AARON STONE 2020 GST TRUST

By:    /s/ Aaron J. Stone
    Name: Aaron J. Stone
    Title:    Trustee

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

AARON STONE 2011 FAMILY TRUST

By:    /s/ Aaron J. Stone
    Name: Aaron J. Stone
    Title:    Trustee

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

STONE FAMILY APO SC LLC

By:    /s/ Aaron J. Stone
    Name: Aaron J. Stone
    Title:    Sole Member

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

ZELTER APO SERIES LLC

By: Zelter APO SC LLC, its managing member

By:    /s/ James C. Zelter
    Name: James C. Zelter
    Title:    Sole Member

[Signature Page to Exchange Implementation Agreement]

Signature page to the Exchange Implementation Agreement (including joinder to the Apollo Principal Operating Agreements)

THE PARTICIPANT:

THE JAMES AND VIVIAN ZELTER GST EXEMPT FAMILY TRUST

By:    /s/ James C. Zelter
    Name: James C. Zelter
    Title:    Trustee

By:    /s/ Stephen Girsky
    Name: Stephen Girsky
    Title:    Trustee

[Signature Page to Exchange Implementation Agreement]